UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2008

ODYSSEY HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Texas	000-33267	43-1723043
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

717 North Harwood Street, Suite 1500
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 922-9711
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On January 15, 2008, Odyssey HealthCare Holding Company (“Parent”), a wholly owned subsidiary of Odyssey HealthCare, Inc. (the “Company”), and its wholly-owned subsidiary, OHC Investment, Inc. (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with VistaCare, Inc. (“VistaCare”).
     Subject to the terms and conditions of the Merger Agreement, Merger Sub will commence a tender offer (the “Offer”) to purchase all of VistaCare’s outstanding shares of Class A common stock, par value $0.01 per share (the “Common Stock”), including the associated Series A Junior Participating Preferred Stock purchase rights (the “Rights”), issued pursuant to the Rights Agreement, dated as of August 18, 2004, as amended, between VistaCare and Equiserve Trust Company, N.A. (such Common Stock, together with the associated Rights, the “Shares”), at a purchase price of $8.60 per share in cash, without any interest thereon (the “Offer Price”).
     The Offer will commence by January 30, 2008 (or such other day as the parties agree in writing) and remain open for at least 20 business days. Consummation of the Offer and the Merger (hereinafter defined) are subject to customary closing conditions, including the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. In addition, the consummation of the Offer is conditioned on, among other conditions, the valid tender of a majority of the outstanding Shares determined on a fully-diluted basis. Certain directors and executive officers of VistaCare holding approximately 3% of the Shares have agreed to tender their shares in connection with the Offer and to vote in favor of the Merger, pursuant to Stockholder Agreements, dated January 15, 2008, entered into with Parent and Merger Sub (the “Stockholder Agreements”).
     Upon successful completion of the Offer, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will be merged (the “Merger”) with and into VistaCare and VistaCare will survive the Merger as an indirect wholly owned subsidiary of the Company. At the effective time of the Merger (the Effective Time”), each outstanding Share, other than Shares owned by Parent or its subsidiaries immediately prior to the Effective Time, will automatically be canceled and will cease to exist and will be converted into the right to receive $8.60 in cash, without any interest thereon, on the terms and subject to the conditions set forth in the Merger Agreement. The Merger Agreement provides that all awards of restricted Common Stock granted under any of VistaCare’s equity based compensation plans (the “Stock Plans”) shall vest in full immediately prior to Merger Sub’s acceptance for payment of Shares tendered in the Offer and may be tendered in the Offer or, alternatively, receive an amount in cash equal to $8.60 at the Effective Time. In addition, each option to purchase Common Stock granted by VistaCare under any Stock Plans which is outstanding immediately prior to the Effective Time, whether vested or unvested, shall be canceled and the holder of each option shall be entitled to receive an amount in cash equal to the product of the excess, if any, of $8.60 over the exercise price per Share of such option, multiplied by the total number of Shares subject to such option.
     The closing of the Merger, if required by applicable law, is subject to the adoption of the Merger Agreement by holders of a majority of the outstanding Shares. However, if following completion of the Offer, and after giving effect to any Shares purchased pursuant to the option described below, Merger Sub owns at least 90% of the outstanding Shares, the Merger will be completed without a meeting of VistaCare’s stockholders pursuant to Delaware’s “short form” merger statute.
     Parent, Merger Sub and VistaCare have made customary representations, warranties and covenants in the Merger Agreement. VistaCare’s covenants include covenants regarding the operation of its business prior to the closing and covenants prohibiting VistaCare from soliciting, or providing information or entering into discussions concerning, proposals relating to alternative business combination transactions, except in limited circumstances relating to unsolicited proposals that are, or could reasonably be expected to result in, a proposal superior to the transactions contemplated by the Merger Agreement.
     In the Merger Agreement, VistaCare also granted Parent and Merger Sub, subject to certain conditions and limitations, an irrevocable option, to be exercised after completion of the Offer, to acquire a number of Shares, that, when added to the number of Shares owned by Parent or Merger Sub at the time of the exercise of the option, constitutes one share more than 90% of the number of Shares that will be outstanding after giving effect to the exercise of the option, at a price per Share equal to the amount paid for Shares pursuant to the Offer (the “Top-Up Option”). The Top-Up Option is intended to expedite the timing of the completion of the Merger by permitting the Merger to occur pursuant to Delaware’s short form merger statute at a time when the approval of the Merger at a meeting of VistaCare’s stockholders would be assured because of Merger Sub’s ownership of a majority of the Shares following completion of the Offer.
     In addition, effective upon payment for the Shares pursuant to the Offer, during the period after completion of the Offer and prior to the effective time of the Merger, Parent shall be entitled to designate a majority of the directors on VistaCare’s Board of Directors.
     The Merger Agreement provides that it may be terminated by the parties for various reasons, including, among other reasons, if (i) less than a majority of all Shares, on a fully diluted basis, are tendered in the Offer; (ii) VistaCare breaches it’s non-solicitation covenant; (iii) a material adverse effect to VistaCare occurs; or (iv) VistaCare accepts a superior proposal. In certain circumstances, including if VistaCare accepts a superior proposal, Odyssey will be entitled to receive a termination fee upon the termination of the Merger Agreement. In addition, in certain circumstances where the Merger Agreement is terminated, both Parent and VistaCare are entitled to be reimbursed, subject to a cap, their expenses incurred in connection with the transactions contemplated by the Merger Agreement.
     The Company has obtained a debt financing commitment from General Electric Capital Corporation to finance a portion of the transactions contemplated by the Merger Agreement. The balance of the funds needed to pay the consideration payable to VistaCare’s shareholders in the Offer and the Merger (including to holders of VistaCare options) will be funded out of Parent’s working capital. Completion of the Offer and the Merger are not subject to a financing condition.

     The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or the parties to the Merger Agreement. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and as of the specific dates therein, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged among the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing those matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, Merger Sub or VistaCare or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Additional Information
     The tender offer described in this report has not yet commenced, and this report is neither an offer to purchase nor a solicitation of an offer to sell securities of VistaCare. At the time the tender offer is commenced, Parent and Merger Sub will file a tender offer statement with the U.S. Securities and Exchange Commission (the “SEC”), and will mail an offer to purchase, letter of transmittal and related tender offer documents to VistaCare’s stockholders. Investors and VistaCare security holders are strongly advised to read the tender offer statement (including the offer to purchase, letter of transmittal and related tender offer documents) and the related solicitation/recommendation statement that will be filed by VistaCare with the SEC, because they will contain important information, including the various terms of, and conditions to, the tender offer. These documents will be available at no charge on the SEC’s web site at www.sec.gov.
     The tender offer statement and the related materials (once they become available) may also be obtained at no charge from Odyssey HealthCare by directing a request to Odyssey’s Investor Relations department at (214) 922-9711, or Odyssey HealthCare, Inc., 717 North Harwood, Suite 1500, Dallas, Texas 75201, Attn: Investor Relations.
FORWARD LOOKING STATEMENTS
     Certain statements contained in this Current Report on Form 8-K and in the exhibits to this Current Report are forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements are based on management’s current expectations and are subject to known and unknown risks, uncertainties and assumptions which may cause the forward-looking events and circumstances discussed in this Current Report on Form 8-K and in the exhibits to this Current Report to differ materially from those anticipated or implied by the forward-looking statements. Such risks, uncertainties and assumptions include, but are not limited to, the ability to obtain regulatory approval for the transaction; the inability to complete the transaction due to the failure to satisfy the conditions required to complete the transaction; the risk that the businesses of the Company and VistaCare, Inc. will not be integrated successfully, or will take longer than anticipated; the risk that the expected cost savings from the transaction will not be achieved or unexpected costs will be incurred; the risk that employee, referral source and patient retention goals will not be met and that disruptions from the transaction will harm relationships with employees, referral sources, patients and suppliers; the outcome of litigation and regulatory proceedings to which we may be a party; actions of competitors; changes and developments affecting our industry; quarterly or cyclical variations in financial results; interest rates and cost of borrowing; and other risk factors as set forth from time to time in the Company’s filings with the Securities and Exchange Commission. Many of these factors are beyond our ability to control or predict. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements, which reflect management’s views only as of the date hereof. We undertake no obligation to revise or update any of the forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements.
     Additional risks, uncertainties and assumptions include, but are not limited to, general market conditions; adverse changes in reimbursement levels under Medicare and Medicaid programs; adverse changes in the Medicare payment cap limits and increases in the Company’s estimated Medicare cap contractual adjustment; decline in patient census growth; increases in inflation including inflationary increases in patient care costs; challenges inherent in and potential changes in the Company’s growth and development strategy; our ability to effectively implement the Company’s operations and development initiatives; the Company’s dependence on patient referral sources and potential adverse changes in patient referral practices of those referral sources; our ability to implement a new integrated billing and clinical management and electronic medical records system; the ability to attract and retain healthcare professionals; increases in the Company’s bad debt expense due to various factors including an increase in the volume of pre-payment reviews by the Company’s Medicare fiscal intermediaries; adverse changes in the state and federal licensure and certification laws and regulations; adverse results of regulatory surveys; delays in licensure and/or certification; government and private party, legal proceedings and investigations; cost of complying with the terms and conditions of our corporate integrity agreement; adverse changes in the competitive environment in which the Company operates; changes in state or federal income, franchise or similar tax laws and regulations; adverse impact of natural disasters; changes in our estimate of additional compensation costs under FASB Statement No. 123(R); and the disclosures contained under the headings “Government Regulation and Payment Structure” in “Item 1. Business” and “Item 1A. Risk Factors” of Odyssey’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2007, and its most recent report on Form 10-Q and in its other filings with the Securities and Exchange Commission. Many of these factors are beyond the ability of the Company to control or predict. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any of the forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements.
Item 7.01. Regulation FD Disclosure
     On January 15, 2008, the Company issued a press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
2.1	Agreement and Plan of Merger, dated January 15, 2008, among Odyssey HealthCare Holding Company, OHC Investment, Inc. and VistaCare, Inc. (1)

2.2	Form of Stockholder Agreement, dated January 15, 2008, among Odyssey HealthCare Holding Company, OHC Investment, Inc. and each of the following directors and executive officers of VistaCare, Inc.: Richard R. Slager, John Crisci, Stephen Lewis, Roseanne Berry, Henry Hirvela, James T. Robinson, James C. Crews, Jon M. Donnell, Jack A. Henry, Geneva B. Johnson, Pete A. Klisares and Brian S. Tyler.

99.1	Press Release dated January 15, 2008.

(1)	The schedules and exhibits to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules and exhibits to the U.S. Securities and Exchange Commission upon request.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY HEALTHCARE, INC.
Date: January 15, 2008	By:	/s/ R. Dirk Allison
R. Dirk Allison
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated January 15, 2008, among Odyssey HealthCare Holding Company, OHC Investment, Inc. and VistaCare, Inc. (1)

2.2
Form of Stockholder Agreement, dated January 15, 2008, among Odyssey HealthCare Holding Company, OHC Investment, Inc. and each of the following directors and executive officers of VistaCare, Inc.: Richard R. Slager, John Crisci, Stephen Lewis, Roseanne Berry, Henry Hirvela, James T. Robinson, James C. Crews, Jon M. Donnell, Jack A. Henry, Geneva B. Johnson, Pete A. Klisares and Brian S. Tyler.

99.1	Press Release dated January 15, 2008.

(1)	The schedules and exhibits to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules and exhibits to the U.S. Securities and Exchange Commission upon request.